UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 16, 2018
CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, Columbus, Ohio		43228-0183
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note
On January 16, 2018, 1137925 B.C. Ltd. (the “Subsidiary”), a wholly owned subsidiary of Core Molding Technologies, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Horizon Plastics International Inc., 1541689 Ontario Inc., 2551024 Ontario Inc. and Horizon Plastics de Mexico, S.A. de C.V. (collectively “Horizon Plastics” or “Horizon Plastics International, Inc.”). Pursuant to the terms of the Agreement the Company acquired substantially all of the assets and assumed certain specified liabilities of Horizon Plastics, which acquisition occurred simultaneously with the entry into the Agreement.

On January 19, 2018, the Company filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission ("SEC") to report the completion of the acquisition. This Current Report Amendment No. 1 on Form 8-K/A (Amendment No. 1") amends Item 9.01 of the Original Report to present certain financial statements and certain pro forma financial information in connection with the acquisition that are required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired

•
The Audited Combined Balance Sheets of Horizon Plastics as of August 31, 2017 and August 31, 2016 and related Combined Statements of Earnings, Retained Earnings and Cash Flows for the years ended August 31, 2017 and August 31, 2016, as well as the accompanying notes thereto, are filed with this Amendment No. 1 as Exhibit 99.1 and incorporated herein by reference.

•
The Unaudited Combined Balance Sheet of Horizon Plastics as of November 30, 2017 and related Combined Statements of Earnings, Retained Earnings and Cash Flows for the three months ended November 30, 2017 and November 30, 2016, as well as the accompanying notes thereto, are filed with this Amendment No. 1 as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information giving effect to the acquisition of Horizon Plastics is filed with this Amendment No. 1 as Exhibit 99.3 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company and Horizon Plastics as of September 30, 2017, giving effect to the acquisition as if it occurred on September 30, 2017;

•
Unaudited Pro Forma Condensed Combined Statement of Operations of the Company and Horizon Plastics for the nine months ended September 30, 2017, giving effect to the acquisition as if it occurred on January 1, 2016;

•
Unaudited Pro Forma Condensed Combined Statement of Operations of the Company and Horizon Plastics for the year ended December 31, 2016, giving effect to the acquisition as if it occurred on January 1, 2016.

(c) Exhibits

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated January 16, 2018, by and between the Company and Horizon Plastics (previously filed) (incorporated by reference from Exhibit 2.1 to the Original Report)
10.1	Amended and Restated Credit Agreement (previously filed) (incorporated by reference from Exhibit 10.1 to the Company's Original Report)
23.1	Consent of Crowe Soberman, Independent Auditors of Horizon Plastics
99.1
Audited Combined Balance Sheets of Horizon Plastics International, Inc. as of August 31, 2017 and August 31, 2016 and related Combined Statements of Earnings, Retained Earnings and Cash Flows for the years ended August 31, 2017 and August 31, 2016, and the accompanying notes thereto.

99.2
Unaudited Combined Balance Sheet of Horizon Plastics International, Inc. as of November 30, 2017 and related Combined Statements of Earnings, Retained Earnings and Cash Flows for the three months ended November 30, 2017 and November 30, 2016, and the accompanying notes thereto.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of the Company and Horizon Plastics as of September 30, 2017, Unaudited Pro Forma Condensed Combined Statement of Operations of the Company and Horizon Plastics for the nine months ended September 30, 2017 and for the year ended December 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

Date: April 2, 2018	By:	/s/ John P. Zimmer
	Name:	John P. Zimmer
	Title:	Vice President, Treasurer, Secretary and Chief Financial Officer